Exhibit 10.35

CURTISS-WRIGHT ELECTRO-MECHANICAL DIVISION
SAVINGS PLAN

Seventh Instrument of Amendment

Recitals:

1.

Curtiss-Wright Corporation (“Curtiss-Wright” or “the Company”) has established the Curtiss-Wright Electro-Mechanical Division Savings Plan (“the Plan”), a qualified retirement plan that meets the requirements of Section 401(a) of the Internal Revenue Code (“the Code”) and that includes a cash or deferred arrangement within the meaning of Section 401(k) of the Code, which Plan was effective as of January 1, 2004.

2.

The Company has caused the Plan to be submitted to the Internal Revenue Service, pursuant to Rev. Proc. 2003-6, and has requested the Internal Revenue Service to determine that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.

Subsequent to the most recent amendment of the Plan, it has become necessary to further amend the Plan for the January 1, 2008 merger of the Benshaw 401(k) plan (the “Benshaw Plan”) into the Plan and to update fiduciary oversight responsibilities with respect to the Plan.

4.	In accordance with Article XIV Section 2 of the Plan, the Administrative Committee is authorized to make such amendments to the Plan as may be necessary to maintain its status as a qualified plan.

Amendment:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended effective January 1, 2008 in the following respects:

1.	Article 1(19) is amended to delete the existing language and replace it as follows:

“Company” shall mean Curtiss-Wright Corporation, as it relates to Employees of Curtiss-Wright Electro-Mechanical Corporation and all companies that adopt this Plan, a corporation organized under the laws of the State of Delaware.”

2.	Article 1(23) is amended to add paragraph (c) as follows:

“For an individual who is identified as an “Employee” in Section 4.1.20 of the Share Purchase Agreement dated July 31, 2007 between Benshaw Inc. and Curtiss-Wright Electro-Mechanical Corporation relating to its purchase of Benshaw Inc. and who commences employment with the Employer or an Affiliated Entity in connection with such agreement (and individuals who would have been identified as such “Employees” except that they had previously retired or terminated from employment), Eligibility Service shall include any Eligibility Service credited under the Benshaw 401(k) Plan for periods prior to transfer of employment pursuant to the agreement.”

3.	Article 1(39) is amended to add the following sentence at the end thereof:

“With respect to Benshaw Employees as identified in paragraph 1(23)(c), Normal Retirement Date shall mean the first of the month following the later of the month during which the Participant’s 65th birthday occurs.”

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2007.

Administrative Committee

By:

Date:

CURTISS-WRIGHT ELECTRO-MECHANICAL DIVISION
SAVINGS PLAN

Eighth Instrument of Amendment

Recitals:

1.

Curtiss-Wright Corporation (“Curtiss-Wright” or “the Company”) has established the Curtiss-Wright Electro-Mechanical Division Savings Plan (“the Plan”), a qualified retirement plan that meets the requirements of Section 401(a) of the Internal Revenue Code (“the Code”) and that includes a cash or deferred arrangement within the meaning of Section 401(k) of the Code, which Plan was effective as of January 1, 2004.

2.	In accordance with Article XIV Section 2 of the Plan, the Administrative Committee is authorized to make such amendments to the Plan as may be necessary to maintain its status as a qualified plan.

Amendment:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended effective January 1, 2008 in the following respects:

1.	Article VII.13 is amended to permit rollover of an eligible rollover distribution as described in Article VII.12 to a Roth IRA under Section 408A of the Code as follows:

The phrase “a Roth individual retirement account described in Section 408A of the Code” is inserted immediately following the phrase “an annuity plan described in Section 403(a) of the Code,”.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2008.

Committee

By:

Date:

CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
SAVINGS PLAN
As Amended and Restated effective January 1, 2004

NINTH INSTRUMENT OF AMENDMENT

Recitals:

1.

Curtiss-Wright Corporation (“Curtiss-Wright” or “the Company”) has established the Curtiss-Wright Electro-Mechanical Corporation Savings Plan (“the Plan”), a qualified retirement plan that meets the requirements of Section 401(a) of the Internal Revenue Code (“the Code”) and that includes a cash or deferred arrangement within the meaning of Section 401(k) of the Code, which Plan was effective as of January 1, 2004.

2.	In accordance with Article XIV Section 2 of the Plan, the Administrative Committee is authorized to make such amendments to the Plan as may be necessary to maintain its status as a qualified plan.

Amendment:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended effective as of the dates indicated below n the following respects:

1. Paragraph A.3 of Appendix A is amended by adding the following sentences to the end thereof to read as follows, effective January 1, 2008:

“Effective January 1, 2008, the treatment of Employee contributions shall be controlled by the final 415 Treasury regulations.”

2. Paragraph A.4 of Appendix A is amended by adding the following sentences to the end thereof to read as follows, effective January 1, 2008:

“Effective January 1, 2008, “compensation” shall also include amounts required to be recognized under the provisions of Section 1.415(c)-2(e) of the Treasury regulations.”

3. Section B of Appendix A is amended by adding the following new paragraph 8 to the end thereof to read as follows, effective January 1, 2008:

“8. Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2008, to the extent that the annual additions to a Member’s Accounts exceed the limitation set forth in paragraph (a), corrections shall be made in a manner consistent with the provisions of the Employee Plans Compliance Resolution System as set forth in Revenue Procedure 2008-50 or any subsequent guidance.”

4. Section I.20 is amended by adding the following to the end of the first paragraph thereof to read as follows, effective January 1, 2009:

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“Effective January 1, 2009, Compensation shall also include “differential wage payments” pursuant to the Heroes Earnings Assistance and Relief Tax Act of 2008.”

5. Subsection VI.3(b) is amended to delete the existing language and replace it a follows, effective January 1, 2009:

“(b) Notwithstanding Subsections VI.3.a, the Employer Match Contribution Account shall become 100% vested upon the earliest of the retirement, death (including death while performing qualified military service, pursuant to the Heroes Earnings Assistance and Relief Tax Act of 2008) or attainment of age 65 of a Participant who is earning Eligibility Service at such time.”

6. Section VI.4 is amended as follows:

Subsection VI.4(a) is amended as follows: The following phrase is added to the beginning of the first sentence:

“Subject to the requirements of Subsection VI.4(c)…”

The first sentence of subsection VI.4(b) is amended to add “and c” as follows:

“For purposes of Subsection VI.4.a and c, the term “break in service” means an event affecting forfeitures.”

New subsection VI.4(c) is added to read as follows:

“(c) If a Participant has received a complete distribution of the vested portion of his Employer Matching Contribution Account upon his termination of employment, upon his subsequent reemployment by the Company before he has incurred a period of break in service of 5 years, he will have the non-vested portion of his Employer Matching Contribution Account, which was forfeited at the time of his termination and distribution, reinstated as soon as administratively feasible following his repayment to the Plan of the amount distributed from the Plan. The Participant will have five years from his rehire date to repay his distribution to the Plan and have his forfeited amount reinstated to his account.”

7. A new Section VIII.6 is added to read as follows, effective January 1, 2009:

“(a). A Participant who is on active military duty for more than 30 days may request a distribution of all or a portion of his or her Pre-Tax Account or his Catch-Up Contribution Account.

(b) A Participant who takes such a distribution shall be prohibited from making Pre-Tax, Catch-Up and After-Tax Contributions to the Plan and all other plans of the Employer and Affiliated Employers under the terms of such plans or by means of an otherwise legally enforceable agreement for at least 6 months after receipt of the distribution.

2

(c) Any distribution made under this Section shall be subject to the additional tax on early distributions under Section 72(t) of the Code, unless the distribution is a “qualified reservist distribution” as that term is defined under the Heroes Earnings Assistance and Relief Tax Act of 2008.”

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2009.

CURTISS-WRIGHT CORPORATION, ELECTRO-MECHANICAL CORPORATION SAVINGS PLAN

ADMINISTRATIVE COMMITTEE

By:

3

CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
SAVINGS PLAN
As Amended and Restated effective January 1, 2004

TENTH INSTRUMENT OF AMENDMENT

Recitals:

1.

Curtiss-Wright Corporation (“Curtiss-Wright” or “the Company”) has established the Curtiss-Wright Electro-Mechanical Corporation Savings Plan (“the Plan”), a qualified retirement plan that meets the requirements of Section 401(a) of the Internal Revenue Code (“the Code”) and that includes a cash or deferred arrangement within the meaning of Section 401(k) of the Code, which Plan was effective as of January 1, 2004.

2.	In accordance with Article XIV Section 2 of the Plan, the Administrative Committee is authorized to make such amendments to the Plan as may be necessary to maintain its status as a qualified plan.

Amendment:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended effective as of the dates indicated below in the following respects:

1.	A new Article I(21A) is added to the Plan effective January 1, 2009, to read as follows:

	“21A	‘Covered Participant’ means any eligible Employee who is covered by the Automatic Contribution Arrangement under Article III.1.c.”

A new Article I(47A) is added to the Plan effective January 1, 2009, to read as follows:

“47A

‘Automatic Pre-Tax Contribution’ shall mean a contribution to the Plan deducted from a Covered Participant’s Compensation on a pre-tax basis in accordance with the Automatic Contribution Arrangement under Article III.1.c.”

2.	A new Article II.6 is added to the Plan effective January 1, 2009, to read as follows:

“6.

Notwithstanding any other provision of the Plan, any Employee whose date of hire, rehire or acquisition is on or after January 1, 2009 and who has not affirmatively elected to become a Participant (or affirmatively declined to become a Participant) shall become a Covered Participant as of the date that is on or about 45 days after his or her date of hire, rehire, or acquisition.”

3.	Article II is further amended by adding, immediately following Article II.6 (as designated by Item 2 of this Amendment) the following new Article II.7, effective January 1, 2010, to read as follows:

“7.

Notwithstanding any other provision of the Plan, any Employee whose date of hire, rehire or acquisition is before January 1, 2009 and who has not affirmatively elected to become a Participant (or affirmatively declined to become a

Participant) shall become a Covered Participant as of the date that is on or about 45 days after January 1, 2010.”

4.	Article III.1 is amended effective January 1, 2009, by adding a new Section III.1.c. to read as follows:

	“c.	Automatic Contribution Arrangement

(1)

Automatic Pre-Tax Contributions will be made on behalf of Covered Participants who do not have an affirmative election in effect regarding Pre-Tax Contributions. The amount of Automatic Deferred Cash Contributions made for a Covered Participant each pay period is equal to 3% multiplied by the Covered Participant’s Compensation for that pay period.

(2)

A Covered Participant will have a reasonable opportunity after receipt of the notice required described in (4) below to make an affirmative election regarding Pre-Tax Contributions (either to have no Pre-Tax Contributions made or to have a different amount of Pre-Tax Contributions made) before Automatic Pre-Tax Contributions are made on the Covered Participant’s behalf. Automatic Pre-Tax Contributions being made on behalf of a Covered Participant will cease as soon as administratively feasible after the Covered Participant makes an affirmative election.

(3)

Automatic Pre-Tax Contributions will be reduced or stopped to meet the limitations under Sections 401(a)(17), 402(g) and 415 of the Code and to satisfy any suspension period required after a hardship distribution.

(4)

At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Covered Participant a comprehensive notice of the Participant’s rights and obligations under this Automatic Contribution Arrangement, written in a manner calculated to be understood by the average Covered Participant. If an eligible Employee becomes a Covered Participant after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice will be provided within a reasonable period of time and in accordance with Section 1.414(w)-1 of the Income Tax Regulations.

The notice must accurately describe:

			(i)	The amount of Automatic Pre-Tax Contributions that will be made on the Covered Participant’s behalf in the absence of an affirmative election;

			(ii)	The Covered Participant’s right to elect to have no Pre-Tax Contributions made on his or her behalf or to have a different amount of Pre-Tax Contributions made;

			(iii)	How Automatic Pre-Tax Contributions will be invested in the absence of the investment instructions; and

(iv) The Covered Participant’s right to make a withdrawal of Automatic Pre-Tax Contributions and the procedures for making such a withdrawal.

(5)

No later than 75 days after the recordkeeper first receives the Covered Participant’s Automatic Pre-Tax Contributions, the Covered Participant may request a distribution of his or her Automatic Pre-Tax Contributions. In no event shall the Covered Participant be allowed to request a distribution of his or her Automatic Pre-Tax Contributions later than 90 days after Automatic Pre-Tax Contributions are first withheld from a Covered Participant’s pay. No spousal consent is required for such a withdrawal. The amount to be distributed from the Plan upon the Covered Participant’s request is equal to the amount of Automatic Pre-Tax Contributions made through the earlier of (i) the pay date for the second payroll period that begins after the Covered Participant’s withdrawal request and (ii) the first pay date that occurs after 30 days after the Covered Participant’s request, adjusted to reflect any investment gains or losses attributable to those contributions through the date of distribution. Any fee charged to the Covered Participant for the withdrawal may not be greater than any other fee charged for a cash distribution. Unless the Covered Participant affirmatively elects otherwise, any withdrawal request will be treated as an affirmative election to stop having Automatic Pre-Tax Contributions made on the Covered Participant’s behalf as of the date specified above.

Automatic Pre-Tax Contributions distributed pursuant to this paragraph (5) are not counted towards the dollar limitation on Pre-Tax Contributions contained in Section 402(g) of the Code, nor for the Actual Deferral Percentage test. Matching Contributions that might otherwise be allocated to a Covered Participant’s account on behalf of Automatic Pre-Tax Contributions will not be allocated to the extent the Covered Participant withdraws such Pre-Tax Contributions pursuant to this paragraph (5) and any Matching Contributions already made on account of Automatic Pre-Tax Contributions that are later withdrawn pursuant to this paragraph (5) will be forfeited.”

5.	Article 1(1) is amended, effective as of January 1, 2010, by inserting, immediately after the phrase “Catch-Up Contribution Account” the new phrase “Roth Contribution Account”.

6.	A new Article 1(51A) and 1(51B) are added to the Plan, effective January 1, 2010, to read as follows:

“1.51A ‘Roth Contribution Account’ shall mean an account established and maintained on behalf of an Employee to which his Roth Contributions are allocated.

1.51B “Roth Contribution” shall mean amounts contributed pursuant to Article III.1.d (a) designated irrevocably by the Employee at the time the election is made as a Roth Contribution that is being made in lieu of all or a portion of the Pre-Tax Contributions the Participant is otherwise eligible to make under the Plan; and (b) treated by the Employer as includible in the Participant’s income at the time the Participant would have received that amount in cash if the Participant had not made an election.”

7.	Article III.1 is amended, effective January 1, 2010, by adding a new Section III.1.d. to read as follows:

	“d.	Roth Contributions

		(1)	Effective January 1, 2010, a Participant may elect to irrevocably designate Pre-Tax Contributions (under Article III.1.a) as Roth Contributions.

(2)

The Plan will maintain a separate record of the amount of Roth Contributions in each Participant’s Roth Contribution Account. Contributions and withdrawals of Roth Contributions will be credited and debited to the Roth Contribution Account maintained for each Participant. Gains, losses, and other credits or charges must be separately allocated on a reasonable and consistent basis to each Participant’s Roth Contribution Account and the Participant’s other accounts under the Plan.

		(3)	No contributions other than Roth Contributions and properly attributable earnings will be credited to each Participant’s Roth Contribution Account.

(4)

Unless specifically stated otherwise, Roth Contributions will be treated as Pre-Tax Contributions for all purposes under the Plan, including in-service hardship withdrawals under Article VIII and loans under Article IX, but excluding the Automatic Contribution Arrangement under Article III.1. Roth Contributions will also be eligible for Employer Match Contributions under Article III.2, under the same conditions as Pre-Tax Contributions.”

8.	Article III.9 is amended, effective January 1, 2010, by adding the following paragraph at the end thereof:

“A Highly Compensated Employee may designate the extent to which the excess contribution is composed of Pre-Tax Contributions and Roth Contributions but only to the extent such types of contributions were made for the year. If the Highly Compensated Employee does not designate which type of contributions are to be distributed, the Plan will distribute Pre-Tax Contributions first.”

9.	Article IV.4 is amended, effective January 1, 2010, by adding the following paragraph to the end thereof:

“In addition, effective January 1, 2010, a Participant other than a Terminated Participant may elect, in accordance with reasonable procedures established by the Plan Administrator, to directly rollover to his Roth Contribution Account a direct rollover from another Roth Contribution Account under an applicable retirement plan described in section 402A(e)(1) of the Code and only to the extent the rollover is permitted under the rules of section 402(c) of the Code.”

10.	Article VII.12 is amended, effective January 1, 2010, by adding the following paragraph to the end thereof:

“Notwithstanding the above, a direct rollover of a distribution from a Roth Contribution Account will only be made to another Roth Contribution Account under an applicable retirement plan described in section 402A(e)(1) of the Code or to a Roth IRA described in section 408A of the Code, and only to the extent the rollover is permitted under the rules of section 402(c) of the Code.”

11.	Article VIII.2 is amended, effective January 1, 2010, by adding the following new paragraph after the second paragraph to read as follows:

“A Vested or Non-Vested Participant shall be permitted to make a withdrawal from his Roth Contribution Account only in the case of hardship. For purposes of this Article VIII.2, Roth Contributions shall be treated as Pre-Tax Contributions.”

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of _______, 2009.

CURTISS-WRIGHT CORPORATION, ELECTRO-MECHANICAL CORPORATION SAVINGS PLAN

ADMINISTRATIVE COMMITTEE

By: